UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 23, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Waiver of September 30, 2026 Triggering Event

On September 23, 2026, Nauticus Robotics, Inc. (the “Company”) received an executed waiver (the "Waiver") from a holder (the "Holder") of its Series C Convertible Preferred Stock (the “Series C Preferred Stock”). Section 5(a)(xv) of the certificate of designations for the Series C Preferred Stock provides that a Triggering Event occurs if any shares of the Series C Preferred Stock remain outstanding on or after September 30, 2026 (the “Specified Event”).

The Holder waived the Specified Event for the period beginning September 30, 2026 and continuing through and including December 31, 2027 (the "Waiver Period").

Solely to the extent attributable to the Specified Event during the period covered by the Waiver, the Holder waived the increase in the dividend rate to the default rate of 18% per annum (or the maximum lawful rate, if lower), related incremental dividends, and the right to a Triggering Event Conversion, including the 125% multiplier applied to the Conversion Amount (a 25% premium) and any related surviving alternate conversion period. The Waiver also relieves the Company of the related Triggering Event notice requirement and provides that the Specified Event is disregarded for purposes of the applicable Equity Conditions and the other consequences specified in the Waiver.

The Waiver does not affect the existing 120% calculation of the Conversion Amount, ordinary conversion rights, Alternate Optional Conversion rights and otherwise applicable dividend terms. It does not waive any other Triggering Event, breach or default or rights arising independently of the Specified Event. Upon expiration of the Waiver Period, the Specified Event and its consequences apply prospectively if any shares of Series C Preferred Stock remain outstanding, without reviving consequences waived for the applicable Waiver Period.

The Waiver became effective upon execution by the Holder and delivery to the Company. The Waiver applies only to the Holder’s rights with respect to the Series C Preferred Stock and does not bind any other holder the Company's preferred stock or waive rights under another instrument.

The foregoing description of the Waiver is qualified in its entirety by reference to its full text, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Form of waiver of September 30, 2026 Triggering Event relating to Series C Convertible Preferred Stock, effective September 23, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael A. Ferrier
		Name:	Michael A. Ferrier
		Title:	General Counsel